Exhibit 99.1

Blackstone Reports First Quarter 2019 Results and

Announces Conversion to Corporation

New York, April 18, 2019: Blackstone (NYSE:BX) today reported its first quarter 2019 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “I am pleased to announce the compelling next step in Blackstone’s evolution as a public company: the firm’s conversion to a corporation. Blackstone has established itself as one of the leading public companies in the world, with robust long-term revenue and earnings growth and one of the most powerful brands in financial services. We believe the decision to convert will make it significantly easier for both domestic and international investors to own our stock and should drive greater value for all of our shareholders over time.

In terms of results, the power of the Blackstone franchise was again demonstrated by our first-quarter performance. Our funds delivered attractive returns for our limited partners, as they have for over thirty years, helping us capture $43 billion of capital inflows in the quarter and a record $126 billion over the last twelve months. Blackstone’s Total Assets Under Management now exceed half a trillion dollars, at $512 billion, up 14% year over year.”

Blackstone issued a full detailed presentation of its first quarter 2019 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.37 per common unit to record holders of common units at the close of business on April 29, 2019. This distribution will be paid on May 6, 2019.

Quarterly Investor Call Details

Blackstone will host a conference call on April 18, 2019 at 9:00 a.m. ET to discuss first quarter 2019 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 134 965 18#.

The Blackstone Group L.P. 345 Park Avenue New York, New York 10154 T 212 583 5000

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies in which we invest, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our businesses, with $512 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on twitter @Blackstone.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

April 18, 2019 Blackstone’s First Quarter 2019 Earnings

Blackstone

Blackstone’s First Quarter 2019 GAAP Results
GAAP
Net
Income
was
$1.1
billion
for
the
quarter
and
$3.5
billion
over
the
last
twelve
months
(“LTM”).
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$481
million
for
the
quarter
and
$1.7
billion
over
the
LTM.
n/m = not meaningful. Income Before Provision for Taxes Margin is calculated by dividing Income Before Provision for Taxes by Total Revenues.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
1Q'18
1Q'19
vs. 1Q'18
1Q'17 LTM
1Q'18 LTM
1Q'19 LTM
vs. 1Q'18 LTM
Revenues
Management and Advisory Fees, Net
728,849
$
809,726
$
11%
2,497,356
$
2,834,687
$
3,108,673
$
10%
Incentive Fees
12,566
12,132
(3)%
168,432
208,569
57,106
(73)%
Investment Income
Performance Allocations
Realized
269,640
242,375
(10)%
2,376,023
2,729,546
1,849,242
(32)%
Unrealized
628,089
663,999
6%
348,981
647,237
597,283
(8)%
Principal Investments
Realized
42,145
73,261
74%
542,082
426,570
446,978
5%
Unrealized
111,774
169,044
51%
33,633
194,567
107,187
(45)%
Total Investment Income
1,051,648
1,148,679
9%
3,300,719
3,997,920
3,000,690
(25)%
Interest and Dividend Revenue
35,385
44,084
25%
101,144
146,586
180,646
23%
Other
(59,317)
10,250
n/m
56,153
(188,334)
741,884
n/m
Total Revenues
1,769,131
2,024,871
14%
6,123,804
6,999,428
7,088,999
1%
Expenses
Compensation and Benefits
Compensation
389,403
471,397
21%
1,340,994
1,480,299
1,691,951
14%
Incentive Fee Compensation
6,662
5,406
(19)%
77,601
89,476
32,660
(63)%
Performance Allocations Compensation
Realized
112,062
86,395
(23)%
772,766
1,027,549
685,409
(33)%
Unrealized
254,435
287,015
13%
306,860
350,696
352,322
0%
Total Compensation and Benefits
762,562
850,213
11%
2,498,221
2,948,020
2,762,342
(6)%
General, Administrative and Other
126,713
146,062
15%
524,453
505,909
614,222
21%
Interest Expense
38,671
42,002
9%
155,544
195,911
167,321
(15)%
Fund Expenses
54,985
2,887
(95)%
71,028
163,696
26,388
(84)%
Total Expenses
982,931
1,041,164
6%
3,249,246
3,813,536
3,570,273
(6)%
Other Income
Reduction of Tax Receivable Agreement Liability
-
-
n/m
-
403,855
-
(100)%
Net Gains from Fund Investment Activities
110,599
130,325
18%
231,740
366,064
211,448
(42)%
Income Before Provision for Taxes
896,799
$
1,114,032
$
24%
3,106,298
$
3,955,811
$
3,730,174
$
(6)%
Provision for Taxes
54,495
41,155
(24)%
180,653
740,205
236,050
(68)%
Net Income
842,304
$
1,072,877
$
27%
2,925,645
$
3,215,606
$
3,494,124
$
9%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(1,275)
2,480
n/m
12,378
10,531
1,651
(84)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
155,499
186,833
20%
344,751
514,253
390,212
(24)%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
320,208
402,260
26%
1,237,667
1,303,485
1,447,041
11%
Net Income Attributable to The Blackstone Group L.P. ("BX")
367,872
$
481,304
$
31%
1,330,849
$
1,387,337
$
1,655,220
$
19%
Net Income per Common Unit, Basic
0.55
$
0.71
$
29%
2.04
$
2.07
$
2.44
$
18%
Net Income per Common Unit, Diluted
0.53
$
0.71
$
34%
2.00
$
2.07
$
2.44
$
18%
Income Before Provision for Taxes Margin
50.7%
55.0%
50.7%
56.5%
52.6%

Blackstone

Blackstone’s First Quarter 2019 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of
The
Blackstone Group L.P. See pages 30-31, Definitions and Distribution Policy, for definitions of terms used throughout this presentation.
Financial
Measures
Fee Related Earnings (“FRE”) of $374 million ($0.31/unit) in the quarter, up 11%
year-
over-year
•
FRE was $1.5 billion for the LTM ($1.24/unit), up 10% year-over-year
Distributable Earnings (“DE”) of $538 million ($0.44/unit) in the quarter, up 7% year-
over-year
•
DE was $2.7 billion for the LTM ($2.20/unit)
Net Accrued Performance Revenues receivable of $3.9 billion ($3.22/unit), up 7% year-
over-year
Capital
Metrics
Total Assets Under Management (“AUM”) of $511.8 billion, up 14% year-over-year
Inflows of $42.9 billion in the quarter and $125.7 billion for the LTM
Realizations of $8.3 billion in the quarter and $36.1 billion for the LTM
Deployment of $11.8 billion in the quarter and $46.4 billion for the LTM
Unitholder
Distributions
Distribution of $0.37 per common unit payable on May 6, 2019
•
Distribution of $2.17 per common unit for the LTM
Repurchased 1.5 million common units in the quarter and 17.5 million common units over the LTM, a return of capital of $594 million
Corporate
Structure
Announced plans to convert to a corporation, expected to be effective July
1,
2019
•
For detailed information please refer to the supplemental presentation posted at
www.blackstone.com

Blackstone

Blackstone’s First Quarter 2019 Segment Earnings
Fee Related Earnings per Unit is based on end of period DE Units Outstanding (see page 23, Unit Summary). DE per Common Unit is based on DE Attributable to Common
Unitholders
(see page 22, Unitholder Distribution) and end of period Participating Common Units outstanding. LTM per Unit amounts represent the sum of the last four quarters. See pages 28-29 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'18
1Q'19
vs. 1Q'18
1Q'18 LTM
1Q'19 LTM
vs. 1Q'18 LTM
Management and Advisory Fees, Net
736,044
$
814,062
$
11%
2,857,254
$
3,114,470
$
9%
Fee Related Performance Revenues
3,837
7,779
103%
146,068
127,778
(13)%
Fee Related Compensation
(296,074)
(324,031)
9%
(1,207,635)
(1,244,103)
3%
Other Operating Expenses
(107,092)
(123,311)
15%
(435,496)
(504,547)
16%
Fee Related Earnings
336,715
$
374,499
$
11%
1,360,191
$
1,493,598
$
10%
FRE per Unit
0.28
$
0.31
$
11%
1.13
$
1.24
$
10%
Realized Performance Revenues
278,371
246,769
(11)%
2,794,933
1,780,169
(36)%
Realized Performance Compensation
(114,829)
(85,240)
(26)%
(1,038,462)
(648,552)
(38)%
Realized Principal Investment Income
28,693
25,908
(10)%
261,993
233,273
(11)%
Net Realizations
192,235
187,437
(2)%
2,018,464
1,364,890
(32)%
Total Segment Distributable Earnings
528,950
$
561,936
$
6%
3,378,655
$
2,858,488
$
(15)%
Net Interest Income (Loss)
(1,853)
5,061
n/m
(40,817)
28,839
n/m
Taxes and Related Payables
(25,042)
(29,039)
16%
(189,706)
(157,862)
(17)%
Distributable Earnings
502,055
$
537,958
$
7%
3,148,132
$
2,729,465
$
(13)%
DE per Common Unit
0.41
$
0.44
$
7%
2.56
$
2.20
$
(14)%
Total Segment Revenues
1,046,945
$
1,094,518
$
5%
6,060,248
$
5,255,690
$
(13)%
Total Assets Under Management
449,613,826
$
511,777,762
$
14%
449,613,826
$
511,777,762
$
14%
Fee-Earning Assets Under Management
344,650,797
$
352,993,394
$
2%
344,650,797
$
352,993,394
$
2%

Blackstone

Fee Related Earnings
LTM
Fee
Related
Earnings
of
$1.24
per
unit
is
up
10%
year-over-year
and
increased
31%
since
1Q’17
LTM.
FRE
margin
increased
from
45.3%
to
46.1%
year-over-year,
and
has
increased
nearly
300
basis
points
since
1Q’17
LTM.
Fee Related Earnings
(Per Unit)
FRE Margin
$0.95
$1.13
$1.24
1Q'17 LTM
1Q'18 LTM
1Q'19 LTM
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related
Performance Revenues).
43.2%
45.3%
46.1%
1Q'17 LTM
1Q'18 LTM
1Q'19 LTM

1Q'19
1Q'19 LTM
Real Estate
Opportunistic Funds
4.7%
11.0%
Core+
2.7%
10.1%
Private Equity
Corporate Private Equity
4.6%
17.7%
Tactical Opportunities
2.8%
11.0%
Strategic Partners
4.6%
16.7%
Hedge Fund Solutions
BPS Composite
3.4%
4.2%
Credit
Performing Credit
4.1%
10.2%
Distressed
3.7%
0.7%
Investment Performance and Net Accrued Performance Revenues
Strong
investment
performance
during
the
quarter
across
all
major
strategies.
Net
Accrued
Performance
Revenues
were
$3.9
billion
($3.22/unit),
up
7%
year-over-year.
•
In
the
first
quarter,
strong
appreciation
generated
$540
million
of
additional
Net
Accrued
Performance
Revenues,
offsetting
$204
million
of
Net
Realized
Distributions.
Net Accrued
Performance Revenues
(Dollars in Millions)
Investment Performance
(Appreciation / Gross Returns)
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit. Appreciation for core+ funds excludes
BREIT.
BPS
Composite
net
returns
were
3.2%
and
3.4%
for
1Q’19
and
1Q’19
LTM,
respectively.
Performing
Credit
net
composite
returns
were
3.2%
and
7.3%
for
1Q’19
and
1Q’19
LTM,
respectively.
Distressed
net
composite
returns
were
3.1%
and
0.3%
for
1Q’19
and
1Q’19
LTM,
respectively.
Net
Realized
Distributions
excludes
Net
Performance
Revenues
realized,
but
not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance.
$3,605
$3,523
$3,859
$540
$204
1Q'18
4Q'18
Net Performance
Revenues
Net Realized
Distributions
1Q'19
Blackstone

Blackstone

Capital Metrics Activity
Inflows
were
$42.9
billion
in
the
quarter,
bringing
LTM
inflows
to
a
record
$125.7
billion.
•
Notable
inflows
in
the
quarter
include
the
first
close
of
$22.2
billion
for
the
eighth
flagship
private
equity
fund.
Realizations
were
$8.3
billion
in
the
quarter
and
$36.1
billion
for
the
LTM.
Deployed
$11.8
billion
and
committed
an
additional
$7.7
billion
during
the
quarter
that
is
not
yet
deployed.
(Dollars in Millions)
Corporate Private Equity also includes Core Private Equity, Life Sciences, and BTAS.
Inflows
Realizations
Capital Deployed
1Q'19
1Q'19 LTM
1Q'19
1Q'19 LTM
1Q'19
1Q'19 LTM
Total Real Estate
5,034
$
32,889
$
3,058
$
15,067
$
3,090
$
17,474
$
Opportunistic
2,944
19,420
2,091
10,683
1,316
7,561
Core+
1,698
8,177
608
2,314
1,292
7,318
BREDS
392
5,292
359
2,070
483
2,595
Total Private Equity
28,471
51,577
3,743
13,097
7,106
19,802
Corporate Private Equity
22,557
30,345
2,601
8,090
1,311
8,052
Tactical Opportunities
2,134
7,254
621
2,508
1,286
3,756
Strategic Partners
2,680
7,192
520
2,500
2,034
5,520
Infrastructure
1,100
6,786
-
-
2,476
2,476
Hedge Fund Solutions
BAAM
2,569
11,907
187
602
232
1,148
Credit
GSO/BIS/Harvest
6,833
29,330
1,273
7,298
1,355
7,956
Total Blackstone
42,907
$
125,703
$
8,260
$
36,064
$
11,784
$
46,380
$
Real Estate
Private Equity

Blackstone

Summary of Financials by Segment
Fee Related Earnings
(Dollars in Millions)
Performance
across
segments
generated
LTM
Fee
Related
Earnings
of
$1.5
billion
and
LTM
Segment
Distributable
Earnings
of
$2.9
billion.
Segment Distributable Earnings
(Dollars in Millions)
$660
$361
$289
$184
$1,318
$991
$321
$229
1Q’19 LTM Total: $1,494
1Q’19 LTM Total: $2,858
Real Estate
Private Equity
Hedge Fund Solutions
Credit

Blackstone

$111.4
$99.7
$73.6
$73.6
$72.4
$85.4
$87.3
$94.2
$344.7
$353.0
1Q'18
1Q'19
$140.0
$132.3
$78.7
$80.2
$111.4
$159.0
$119.6
$140.3
$449.6
$511.8
1Q'18
1Q'19
Assets Under Management
Total AUM increased to $511.8 billion, up 14% year-over-year, driven by $125.7 billion of inflows despite
$36.1
billion of realizations during the LTM.
Fee-Earning AUM of $353.0 billion was up 2% year-over-year as $71.6 billion of inflows outpaced $66.7 billion of
realizations and outflows.
Perpetual Capital AUM reached $76.4 billion, up 5% from the fourth quarter of 2018.
Fee-Earning AUM
(Dollars in Billions)
Total AUM
(Dollars in Billions)
Real Estate
Hedge Fund Solutions
Credit
$40.3
$7.0
$4.7
$24.5
1Q’19 Total: $76.4
Private Equity
Perpetual Capital AUM
(Dollars in Billions)

Blackstone

$38.3
$21.5
$23.9
$37.0
$44.2
$43.7
$40.0
$51.6
$65.2
$63.3
$78.8
$88.6
$178.7
$196.0
$221.4
1Q'17
1Q'18
1Q'19
$41.1
$64.0
$3.3
$24.2
Additional Capital Detail
Invested Performance Revenue Eligible AUM reached $221.4 billion at quarter end, up 13% year-over-year, and increased 24% since the first quarter of 2017.
Substantial
undrawn
capital
(“Total
Dry
Powder”)
available
for
investment
of
$132.6
billion,
up
18%
quarter-over-
quarter,
driven
by
fundraising
activity
for
the
latest
flagship
funds.
Total Dry Powder
(Dollars in Billions)
1Q’19 Total: $132.6
Invested Performance Revenue
Eligible AUM
(Dollars in Billions)
Real Estate
Private Equity
Hedge Fund Solutions
Credit
Invested Performance Revenue Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.

Segment Highlights

Blackstone

Real Estate
Appreciation for core+ funds excludes BREIT.
Total
AUM:
Increased
17%
to
a
record
$140.3
billion
with
inflows
of
$5.0
billion
in
the
quarter
and
$32.9
billion
for
the
LTM.
•
Launched
fundraising
for
sixth
European
opportunistic
fund
and
fourth
real
estate
debt
fund.
Realizations:
$3.1
billion
in
the
quarter
and
$15.1
billion
for
the
LTM;
realizations
in
the
quarter
included
the
first
Invitation
Homes
secondary
offering
and
asset
sales
in
U.K.
office
and
U.S.
multifamily
portfolios.
•
Closed
the
Embassy
REIT
IPO,
the
first
ever
Indian
REIT
listing
that
began
trading
on
the
Indian
stock
exchanges
under
the
ticker
“EMBASSY”
on
April
1.
Capital
Deployed:
$3.1
billion
in
the
quarter
and
$17.5
billion
for
the
LTM,
including
the
Network
Rail
real
estate
portfolio
and
a
southern
California
industrial
portfolio
in
the
quarter.
•
Committed
an
additional
$1.3
billion
during
the
quarter
that
is
not
yet
deployed
including
a
retail
portfolio
across
South
Korea
and
China
in
BPP
Asia.
Appreciation:
Opportunistic
funds
and
core+
funds
increased
4.7%
and
2.7%
in
the
quarter,
and
11.0%
and
10.1%
for
the
LTM,
respectively.
% Change
% Change
(Dollars in Thousands)
1Q'18
1Q'19
vs. 1Q'18
1Q'18 LTM
1Q'19 LTM
vs. 1Q'18 LTM
Management Fees, Net
247,946
$
283,876
$
14%
971,376
$
1,162,400
$
20%
Fee Related Performance Revenues
4,503
6,676
48%
80,661
126,675
57%
Fee Related Compensation
(100,610)
(114,816)
14%
(441,181)
(473,636)
7%
Other Operating Expenses
(29,417)
(38,986)
33%
(134,595)
(155,829)
16%
Fee Related Earnings
122,422
$
136,750
$
12%
476,261
$
659,610
$
38%
Realized Performance Revenues
151,181
77,182
(49)%
1,773,142
840,985
(53)%
Realized Performance Compensation
(56,115)
(29,900)
(47)%
(627,900)
(258,104)
(59)%
Realized Principal Investment Income (Loss)
14,690
(2,131)
n/m
151,014
75,704
(50)%
Net Realizations
109,756
45,151
(59)%
1,296,256
658,585
(49)%
Segment Distributable Earnings
232,178
$
181,901
$
(22)%
1,772,517
$
1,318,195
$
(26)%
Segment Revenues
418,320
$
365,603
$
(13)%
2,976,193
$
2,205,764
$
(26)%
Total AUM
119,575,884
$
140,334,043
$
17%
119,575,884
$
140,334,043
$
17%
Fee-Earning AUM
87,284,578
$
94,223,034
$
8%
87,284,578
$
94,223,034
$
8%

Blackstone

Private Equity
Total
AUM:
Increased
43%
to
a
record
$159.0
billion
with
quarterly
inflows
of
$28.5
billion
and
$51.6
billion
for
the
LTM.
•
$22.2
billion
initial
close
for
the
eighth
flagship
private
equity
fund
in
the
quarter.
Realizations:
$3.7
billion
in
the
quarter
and
$13.1
billion
for
the
LTM,
including
the
sale
of
Ixom
in
the
quarter.
Capital
Deployed:
$7.1
billion
in
the
quarter
and
$19.8
billion
for
the
LTM,
including
Infrastructure’s
first
two
investments
in
Tallgrass
Energy
and
Carrix,
and
Core
Private
Equity’s
investment
in
ServPro
in
the
quarter.
•
Committed
an
additional
$3.6
billion
during
the
quarter
that
is
not
yet
deployed,
including
Corporate
Private
Equity’s
investment
in
Ultimate
Software.
Appreciation:
Corporate
Private
Equity
increased
4.6%
in
the
quarter
driven
by
publics
and
strong
underlying
financial
performance
in
the
private
portfolio,
and
was
up
17.7%
for
the
LTM.
% Change
% Change
(Dollars in Thousands)
1Q'18
1Q'19
vs. 1Q'18
1Q'18 LTM
1Q'19 LTM
vs. 1Q'18 LTM
Management and Advisory Fees, Net
190,862
$
251,723
$
32%
774,605
$
890,745
$
15%
Fee Related Compensation
(89,566)
(107,587)
20%
(357,970)
(393,467)
10%
Other Operating Expenses
(31,151)
(34,201)
10%
(124,387)
(136,146)
9%
Fee Related Earnings
70,145
$
109,935
$
57%
292,248
$
361,132
$
24%
Realized Performance Revenues
77,123
156,599
103%
651,630
836,882
28%
Realized Performance Compensation
(33,045)
(50,556)
53%
(255,956)
(335,678)
31%
Realized Principal Investment Income
6,338
25,139
297%
79,881
128,532
61%
Net Realizations
50,416
131,182
160%
475,555
629,736
32%
Segment Distributable Earnings
120,561
$
241,117
$
100%
767,803
$
990,868
$
29%
Segment Revenues
274,323
$
433,461
$
58%
1,506,116
$
1,856,159
$
23%
Total AUM
111,414,214
$
158,988,748
$
43%
111,414,214
$
158,988,748
$
43%
Fee-Earning AUM
72,398,415
$
85,446,868
$
18%
72,398,415
$
85,446,868
$
18%

Blackstone

Hedge Fund Solutions
BPS Composite net returns were 3.2% and 3.4% for 1Q’19 and 1Q’19 LTM, respectively. The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include
BAAM's individual investor solutions (liquid alternatives), ventures (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly
into
those
platforms.
BAAM-managed
funds
in
liquidation
and
non
fee-paying
assets
(net
returns
only)
are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account
and
are
managed
with
different
mandates.
There
is
no
guarantee
that
BAAM
would
have
made
the
same
mix
of
investments
in
a
stand-alone
fund/account.
The
BPS
Composite
is
not
an
investible
product
and,
as
such, the performance of the Composite does not represent the performance of an actual fund or account.
Total
AUM:
Increased
2%
to
a
record
$80.2
billion
with
inflows
of
$2.6
billion
in
the
quarter
and
inflows
of
$11.9
billion
for
the
LTM.
•
Increase
primarily
driven
by
platform
diversification,
growth,
and
appreciation
in
customized
strategies
and
individual
investor
and
specialized
solutions.
•
April
1
subscriptions
of
$967
million
are
not
yet
included
in
Total
AUM.
Returns:
BPS
Composite
gross
return
was
up
3.4%
in
the
quarter,
outperforming
the
HFRX
Global
HF
Return
Index,
which
was
up
2.6%.
•
Gross
returns
were
up
4.2%
for
the
LTM,
outperforming
global
markets
with
approximately
a
fifth
of
the
volatility,
with
MSCI
All
Country
World
Total
Return
Index
up
3.2%
and
HFRX
Global
HF
Return
Index
down
3.3%.
% Change
% Change
(Dollars in Thousands)
1Q'18
1Q'19
vs. 1Q'18
1Q'18 LTM
1Q'19 LTM
vs. 1Q'18 LTM
Management Fees, Net
129,573
$
137,646
$
6%
519,781
$
530,942
$
2%
Fee Related Compensation
(39,639)
(42,954)
8%
(148,698)
(165,487)
11%
Other Operating Expenses
(18,785)
(17,885)
(5)%
(70,671)
(76,872)
9%
Fee Related Earnings
71,149
$
76,807
$
8%
300,412
$
288,583
$
(4)%
Realized Performance Revenues
10,177
4,091
(60)%
149,836
36,333
(76)%
Realized Performance Compensation
(2,923)
(1,413)
(52)%
(39,459)
(20,282)
(49)%
Realized Principal Investment Income (Loss)
640
(283)
n/m
10,346
16,116
56%
Net Realizations
7,894
2,395
(70)%
120,723
32,167
(73)%
Segment Distributable Earnings
79,043
$
79,202
$
0%
421,135
$
320,750
$
(24)%
Segment Revenues
140,390
$
141,454
$
1%
679,963
$
583,391
$
(14)%
Total AUM
78,657,551
$
80,182,772
$
2%
78,657,551
$
80,182,772
$
2%
Fee-Earning AUM
73,570,498
$
73,647,014
$
0%
73,570,498
$
73,647,014
$
0%

Credit
Performing Credit includes mezzanine lending funds, middle market direct lending funds and other performing credit strategy funds. Distressed includes credit alpha strategies, stressed /
distressed
funds
and
energy
strategies.
The
composite
gross
returns
represent
a
weighted-average
composite
of
the
fee-earning
funds
exceeding
$100
million
of
fair
value
at
each
respective
quarter
end
for
each
strategy.
Composite
gross
returns
exclude
the
Blackstone
Funds
that
were
contributed
to
GSO
as
part
of
Blackstone’s
acquisition
of
GSO
in
March
2008.
Performing
Credit
net composite returns were 3.2% and 7.3% for 1Q’19 and 1Q’19 LTM, respectively. Distressed net composite returns were 3.1% and 0.3% for 1Q’19 and 1Q’19 LTM, respectively.
Total
AUM:
$132.3
billion
at
quarter
end
with
quarterly
inflows
of
$6.8
billion
and
$29.3
billion
for
the
LTM.
•
Raised
$2.6
billion
for
the
second
energy
credit
fund
strategy
in
the
quarter
and
$5.0
billion
for
the
LTM.
•
Launched
2
CLOs
(1
U.S.
and
1
Europe)
in
the
quarter
for
$1.1
billion
and
10
CLOs
in
the
LTM
for
$5.9
billion.
•
Fundraising
activity
for
the
quarter
brought
Total
AUM
for
the
U.S.
direct
lending
strategies
to
$7.2
billion,
which
does
not
yet
include
an
additional
$500
million
of
inflows
on
April
1.
•
Held
first
close
of
$686
million
for
the
second
European
senior
debt
fund
strategy
in
the
quarter.
Realizations:
$1.3
billion
in
the
quarter
and
$7.3
billion
for
the
LTM.
Capital
Deployed:
Invested
$1.4
billion
in
the
quarter
and
$8.0
billion
for
the
LTM,
and
committed
an
additional
$2.1
billion
during
the
quarter
that
is
not
yet
deployed.
Returns:
Composite
gross
returns
of
4.1%
for
Performing
Credit
and
3.7%
for
Distressed
in
the
quarter
driven
by
solid
performance
across
the
portfolio
and
a
broad
market
recovery,
and
10.2%
and
0.7%
in
the
LTM,
respectively.
% Change
% Change
(Dollars in Thousands)
1Q'18
1Q'19
vs. 1Q'18
1Q'18 LTM
1Q'19 LTM
vs. 1Q'18 LTM
Management Fees, Net
167,663
$
140,817
$
(16)%
591,492
$
530,383
$
(10)%
Fee Related Performance Revenues
(666)
1,103
n/m
65,407
1,103
(98)%
Fee Related Compensation
(66,259)
(58,674)
(11)%
(259,786)
(211,513)
(19)%
Other Operating Expenses
(27,739)
(32,239)
16%
(105,843)
(135,700)
28%
Fee Related Earnings
72,999
$
51,007
$
(30)%
291,270
$
184,273
$
(37)%
Realized Performance Revenues
39,890
8,897
(78)%
220,325
65,969
(70)%
Realized Performance Compensation
(22,746)
(3,371)
(85)%
(115,147)
(34,488)
(70)%
Realized Principal Investment Income
7,025
3,183
(55)%
20,752
12,921
(38)%
Net Realizations
24,169
8,709
(64)%
125,930
44,402
(65)%
Segment Distributable Earnings
97,168
$
59,716
$
(39)%
417,200
$
228,675
$
(45)%
Segment Revenues
213,912
$
154,000
$
(28)%
897,976
$
610,376
$
(32)%
Total AUM
139,966,177
$
132,272,199
$
(5)%
139,966,177
$
132,272,199
$
(5)%
Fee-Earning AUM
111,397,306
$
99,676,478
$
(11)%
111,397,306
$
99,676,478
$
(11)%
Blackstone

Supplemental Details

Blackstone

Total Segments
(Dollars in Thousands)
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
Management and Advisory Fees, Net
Base Management Fees
707,156
$
692,915
$
721,606
$
722,648
$
757,518
$
2,744,589
$
2,894,687
$
Transaction, Advisory and Other Fees, Net
37,066
40,912
73,944
77,576
65,150
153,660
257,582
Management Fee Offsets
(8,178)
(10,833)
(16,331)
(2,029)
(8,606)
(40,995)
(37,799)
Total Management and Advisory Fees, Net
736,044
722,994
779,219
798,195
814,062
2,857,254
3,114,470
Fee Related Performance Revenues
3,837
45,515
30,299
44,185
7,779
146,068
127,778
Fee Related Compensation
(296,074)
(306,243)
(334,545)
(279,284)
(324,031)
(1,207,635)
(1,244,103)
Other Operating Expenses
(107,092)
(122,466)
(128,745)
(130,025)
(123,311)
(435,496)
(504,547)
Fee Related Earnings
336,715
$
339,800
$
346,228
$
433,071
$
374,499
$
1,360,191
$
1,493,598
$
Realized Performance Revenues
278,371
477,544
572,159
483,697
246,769
2,794,933
1,780,169
Realized Performance Compensation
(114,829)
(172,894)
(190,773)
(199,645)
(85,240)
(1,038,462)
(648,552)
Realized Principal Investment Income
28,693
94,647
65,620
47,098
25,908
261,993
233,273
Total Net Realizations
192,235
399,297
447,006
331,150
187,437
2,018,464
1,364,890
Total Segment Distributable Earnings
528,950
$
739,097
$
793,234
$
764,221
$
561,936
$
3,378,655
$
2,858,488
$
Net Interest Income (Loss)
(1,853)
2,842
9,013
11,923
5,061
(40,817)
28,839
Taxes and Related Payables
(25,042)
(41,797)
(32,963)
(54,063)
(29,039)
(189,706)
(157,862)
Distributable Earnings
502,055
$
700,142
$
769,284
$
722,081
$
537,958
$
3,148,132
$
2,729,465
$
Total Segment Revenues
1,046,945
$
1,340,700
$
1,447,297
$
1,373,175
$
1,094,518
$
6,060,248
$
5,255,690
$
Total Assets Under Management
449,613,826
$
439,386,656
$
456,691,832
$
472,242,317
$
511,777,762
$
449,613,826
$
511,777,762
$
Fee-Earning Assets Under Management
344,650,797
$
332,978,145
$
342,261,123
$
342,527,507
$
352,993,394
$
344,650,797
$
352,993,394
$
Weighted-Average Fee-Earning AUM
343,211,044
$
328,594,512
$
340,994,284
$
343,514,196
$
349,589,269
$
317,293,033
$
338,701,942
$
LP Capital Invested
9,323,329
$
8,026,698
$
9,358,423
$
14,218,797
$
10,844,363
$
45,829,812
$
42,448,281
$
Total Capital Invested
10,119,519
$
8,351,772
$
9,894,470
$
16,349,738
$
11,783,583
$
48,957,069
$
46,379,563
$

Blackstone

1Q’19 Total AUM Rollforward
(Dollars in Millions)
1Q’19 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on portfolio investments and the impact of foreign exchange rate fluctuations.
Assets Under Management
1Q’19 Fee-Earning AUM Rollforward
(Dollars in Millions)
1Q’19 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Real
Private
Hedge Fund
Estate
Equity
Solutions
4Q'18
136,247
$
130,665
$
77,815
$
127,515
$
472,242
$
Inflows
5,034
28,471
2,569
6,833
42,907
Outflows
(1,150)
(243)
(2,108)
(4,555)
(8,056)
Realizations
(3,058)
(3,743)
(187)
(1,273)
(8,260)
Net Inflows
826
24,486
275
1,005
26,591
Market Activity
3,261
3,838
2,093
3,752
12,944
1Q'19
140,334
$
158,989
$
80,183
$
132,272
$
511,778
$
QoQ Increase
3%
22%
3%
4%
8%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
1Q'18
119,576
$
111,414
$
78,658
$
139,966
$
449,614
$
Inflows
32,889
51,577
11,907
29,330
125,703
Outflows
(3,165)
(1,482)
(11,761)
(30,653)
(47,061)
Realizations
(15,067)
(13,097)
(602)
(7,298)
(36,064)
Net Inflows (Outflows)
14,658
36,998
(457)
(8,620)
42,579
Market Activity
6,100
10,577
1,982
926
19,585
1Q'19
140,334
$
158,989
$
80,183
$
132,272
$
511,778
$
YoY Increase (Decrease)
17%
43%
2%
(5)%
14%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
4Q'18
93,253
$
80,008
$
72,281
$
96,986
$
342,528
$
Inflows
2,734
8,663
1,635
3,866
16,897
Outflows
(265)
(729)
(2,068)
(3,242)
(6,303)
Realizations
(2,214)
(2,561)
(164)
(967)
(5,906)
Net Inflows (Outflows)
255
5,373
(598)
(343)
4,687
Market Activity
715
66
1,964
3,034
5,778
1Q'19
94,223
$
85,447
$
73,647
$
99,676
$
352,993
$
QoQ Increase
1%
7%
2%
3%
3%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
1Q'18
87,285
$
72,398
$
73,570
$
111,397
$
344,651
$
Inflows
17,145
21,355
10,173
22,901
71,574
Outflows
(2,054)
(2,147)
(11,444)
(28,838)
(44,484)
Realizations
(9,501)
(6,555)
(539)
(5,645)
(22,239)
Net Inflows (Outflows)
5,590
12,653
(1,810)
(11,582)
4,851
Market Activity
1,349
395
1,886
(139)
3,492
1Q'19
94,223
$
85,447
$
73,647
$
99,676
$
352,993
$
YoY Increase (Decrease)
8%
18%
0%
(11)%
2%
Credit
Total

Blackstone

$8.40
$8.27
1Q'18
1Q'19
At
March
31,
2019,
Blackstone
had
$4.1
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$9.9
billion
of
cash
and
net
investments,
or
$8.27
per
unit.
Blackstone
has
no
net
debt,
a
$1.6
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
•
On
April
10,
2019,
Blackstone
issued
€600
million
of
10-year
notes
at
1.5%
coupon.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Hedge Fund Solutions,
and Credit, which were $860 million, $709 million, $108 million, and $313 million, respectively, as of March 31, 2019. Cash and Net Investments per unit amounts are calculated using period end DE
Units Outstanding (see page 23, Unit Summary).
A+/A+
Rated by S&P and Fitch
$1.6 billion
Undrawn Credit Revolver
with September 2023 Maturity
$4.1 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
1Q’19
Cash and Cash Equivalents
$
1,571
Corporate Treasury
Investments
2,499
GP/Fund Investments
1,990
Net Accrued Performance
Revenues
3,859
Cash
and Net Investments
$
9,919
Outstanding
Bonds (at par)
$
3,510

Blackstone

Net Accrued Performance Revenues
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Revenues are
included in DE. Net Realized Performance Revenues above represent Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance.
When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page 23, Unit Summary).
1Q’19 QoQ Rollforward
(Dollars in Millions)
1Q’19 LTM Rollforward
(Dollars in Millions)
4Q'18
Net
Performance
Revenues
Net Realized
Distributions
1Q'19
Real Estate
1,775
$
270
$
(67)
$
1,978
$
Private Equity
1,529
226
(122)
1,633
HFS
24
11
(9)
26
Credit
195
33
(6)
222
Total
3,523
$
540
$
(204)
$
3,859
$
QoQ Increase
10%
1Q'18
Net
Performance
Revenues
Net Realized
Distributions
1Q'19
Real Estate
1,972
$
637
$
(631)
$
1,978
$
Private Equity
1,348
771
(486)
1,633
HFS
19
21
(14)
26
Credit
266
6
(50)
222
Total
3,605
$
1,435
$
(1,181)
$
3,859
$
YoY Increase
7%
Net Accrued Performance Revenues
(Dollars in Millions, Except per Unit Data)
1Q'18
4Q'18
1Q'19
1Q'19
Per Unit
QoQ
Change
YoY
Change
Real Estate
BREP IV
10
$
3
$
1
$
-
$
(2)
$
(9)
$
BREP V
205
55
62
0.05
7
(143)
BREP VI
184
89
88
0.07
(1)
(96)
BREP VII
606
484
552
0.46
68
(54)
BREP VIII
288
429
464
0.39
35
176
BREP International II
-
-
7
0.01
7
7
BREP Europe III
61
-
-
-
-
(61)
BREP Europe IV
220
200
213
0.18
13
(7)
BREP Europe V
41
110
137
0.11
27
96
BREP Asia I
112
114
137
0.11
23
25
BPP
174
215
245
0.20
30
71
BREIT
14
23
11
0.01
(12)
(3)
BREDS
32
17
23
0.02
6
(9)
BTAS
25
36
38
0.03
2
13
Total Real Estate
1,972
$
1,775
$
1,978
$
1.64
$
203
$
6
$
Private Equity
BCP IV
70
72
42
0.04
(30)
(28)
BCP V
70
-
-
-
-
(70)
BCP VI
783
746
789
0.66
43
6
BCP VII
59
225
256
0.21
31
197
BCP Asia
-
-
6
0.01
6
6
BEP I
91
103
131
0.11
28
40
BEP II
34
73
70
0.06
(3)
36
Tactical Opportunities
138
155
158
0.13
3
20
Strategic Partners
81
94
109
0.09
15
28
BCEP
-
19
21
0.02
2
21
BTAS
19
41
50
0.04
9
31
Other
3
1
1
-
-
(2)
Total Private Equity
1,348
$
1,529
$
1,633
$
1.37
$
104
$
285
$
Total Hedge Fund Solutions
19
$
24
$
26
$
0.02
$
2
$
7
$
Total Credit
266
$
195
$
222
$
0.19
$
27
$
(44)
$
Net Accrued Performance Revenues
3,605
$
3,523
$
3,859
$
3.22
$
336
$
254
$
Memo: Net Realized Performance Revenues
50
$
68
$
21
$
0.02
$
(47)
$
(29)
$

Blackstone

Investment
Records
as
of
March
31,
2019
(a)
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
208,353
0.3x
20%
4,290,925
2.2x
4,499,278
1.6x
33%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
560,418
1.5x
28%
12,716,417
2.4x
13,276,835
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
-
1,085,024
2.1x
-
26,474,555
2.5x
27,559,579
2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,495,496
2,001,709
9,900,355
1.7x
18%
19,119,840
2.1x
29,020,195
1.9x
26%
17%
BREP VIII (Apr 2015 / Oct 2020)
16,585,524
5,467,780
15,084,938
1.4x
1%
5,029,991
1.6x
20,114,929
1.4x
26%
16%
BREP IX (TBD)
17,964,219
17,964,219
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Global BREP
70,086,264
$
25,433,708
$
26,839,088
$
1.4x
8%
75,166,646
$
2.3x
102,005,734
$
2.0x
19%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,367,665
€
2.1x
1,367,665
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748
-
161,201
2.8x
-
2,387,198
1.8x
2,548,399
1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
468,156
656,505
0.9x
-
5,495,093
2.5x
6,151,598
2.1x
21%
15%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145
1,356,149
4,243,522
1.6x
13%
7,468,133
2.0x
11,711,655
1.8x
24%
17%
BREP Europe V (Dec 2016 / Jun 2022)
7,943,145
3,116,571
6,074,523
1.3x
-
144,494
2.4x
6,219,017
1.3x
73%
17%
Total Euro BREP
20,311,377
€
4,940,876
€
11,135,751
€
1.4x
5%
16,862,583
€
2.1x
27,998,334
€
1.7x
16%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,418
$
1,728,859
$
4,259,488
$
1.5x
0%
3,051,743
$
1.8x
7,311,231
$
1.6x
21%
15%
BREP Asia II (Dec 2017 / Jun 2023)
7,174,723
5,843,040
1,444,947
1.0x
-
2,000
n/m
1,446,947
1.0x
n/m
n/m
BREP Co-Investment (f)
7,055,974
171,656
2,129,980
1.9x
40%
12,123,536
2.1x
14,253,516
2.1x
15%
15%
Total BREP
114,281,146
$
38,719,937
$
47,728,263
$
1.4x
8%
111,805,369
$
2.2x
159,533,632
$
1.9x
18%
15%
BPP (g)
27,257,859
2,830,562
29,175,585
1.2x
-
4,134,665
2.4x
33,310,250
1.3x
n/m
11%
BREDS High-Yield (h)
12,011,754
2,509,514
3,467,107
1.1x
-
10,484,654
1.3x
13,951,761
1.2x
11%
11%
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
15,639
1.2x
-
2,953,649
1.4x
2,969,288
1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
204,794
344,504
2.2x
50%
21,251,054
2.9x
21,595,558
2.9x
37%
36%
BCP V (Dec 2005 / Jan 2011)
21,013,586
1,039,733
993,106
0.9x
40%
37,058,962
1.9x
38,052,068
1.9x
8%
8%
BCP VI (Jan 2011 / May 2016)
15,191,350
1,767,265
14,578,233
1.8x
34%
12,817,204
2.1x
27,395,437
1.9x
21%
14%
BEP I (Aug 2011 / Feb 2015)
2,435,285
224,784
2,524,303
1.7x
48%
2,047,071
2.3x
4,571,374
1.9x
26%
14%
BEP II (Feb 2015 / Feb 2021)
4,902,640
1,000,390
4,564,315
1.3x
-
227,225
2.0x
4,791,540
1.4x
45%
13%
BCP VII (May 2016 / May 2022)
18,590,630
8,728,039
12,741,883
1.4x
0%
452,900
1.3x
13,194,783
1.4x
35%
19%
BCP Asia (Dec 2017 / Dec 2023)
2,405,153
2,076,729
221,543
2.0x
-
-
n/a
221,543
2.0x
n/a
BEP III (TBD)
3,684,191
3,684,191
-
n/a
-
-
n/a
-
n/a
n/a
n/a
BCP VIII (TBD)
22,225,158
22,225,158
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Corporate Private Equity
105,546,108
$
40,975,658
$
35,983,526
$
1.5x
19%
90,991,310
$
2.2x
126,974,836
$
1.9x
16%
15%
Tactical Opportunities
21,911,160
10,394,383
9,898,867
1.3x
9%
6,806,144
1.7x
16,705,011
1.4x
21%
11%
Tactical Opportunities Co-Investment and Other
6,520,129
2,519,961
3,653,882
1.2x
2%
1,514,218
1.6x
5,168,100
1.3x
25%
14%
Total Tactical Opportunities
28,431,289
$
12,914,344
$
13,552,749
$
1.3x
7%
8,320,362
$
1.7x
21,873,111
$
1.4x
22%
11%
75%

Blackstone

Investment
Records
as
of
March
31,
2019
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P. Excludes investment vehicles where Blackstone does not earn fees.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Net
Internal
Rate
of
Return
(“IRR”)
represents
the
annualized
inception
to
March
31,
2019
IRR
on
total
invested
capital
based
on
realized
proceeds
and
unrealized
value,
as
applicable,
after
management fees, expenses and Performance Revenues.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 7% Realized Net IRR and a 7%
Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(g)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(h)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High Grade.
(i)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful.
(j)
BCEP,
or
Blackstone
Core
Equity
Partners,
is
a
core
private
equity
fund
which
invests
with
a
more
modest
risk
profile
and
longer
hold
period.
(k)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(l)
Represents Blackstone Strategic Capital Holdings (including Co-investment) which is focused on acquiring strategic minority positions in alternative asset managers.
(m)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Strategic Partners I-V (i)
11,862,601
$
1,762,708
$
1,530,629
$
n/m
-
16,166,460
$
n/m
17,697,089
$
1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (i)
4,362,750
1,154,067
1,861,262
n/m
-
2,746,833
n/m
4,608,095
1.5x
n/a
19%
Strategic Partners VII (May 2016 / Mar 2019) (i)
7,489,970
2,235,603
5,989,257
n/m
-
803,805
n/m
6,793,062
1.4x
n/a
35%
Strategic Partners RA II (May 2017 / TBD) (i)
1,749,807
703,386
756,243
n/m
-
30,361
n/m
786,604
1.1x
n/a
18%
Strategic Partners VIII (Mar 2019 / TBD) (i)
5,281,164
4,880,068
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Strategic Partners RE, SMA and Other (i)
4,590,901
1,317,461
1,541,602
n/m
-
891,633
n/m
2,433,235
1.3x
n/a
17%
Total Strategic Partners
35,337,193
$
12,053,293
$
11,678,993
$
n/m
-
20,639,092
$
n/m
32,318,085
$
1.5x
n/a
14%
BCEP (Jan 2017 / Jan 2021) (j)
4,755,613
2,141,452
2,995,210
1.1x
-
240,480
1.7x
3,235,690
1.2x
27%
11%
BIP
6,467,667
5,285,446
1,182,221
1.0x
100%
-
n/a
1,182,221
1.0x
n/a
n/m
Other Funds and Co-Investment (k)
1,557,393
325,028
100,137
1.0x
17%
635,564
0.9x
735,701
1.0x
n/m
n/m
Hedge Fund Solutions
Total Strategic Capital Holdings (Dec 2013 / Jun 2020) (l)
3,378,575
$
759,351
$
2,709,970
$
1.5x
-
356,189
$
n/m
3,066,159
$
1.7x
n/a
8%
Credit (m)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
26,156
$
1.3x
-
4,772,132
$
1.6x
4,798,288
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,168,881
1,867,420
1.0x
-
4,760,395
1.6x
6,627,815
1.4x
n/a
12%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
2,013,193
3,676,683
1.1x
-
1,079,275
1.6x
4,755,958
1.2x
n/a
13%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143
135,000
216,928
0.4x
-
5,745,131
1.6x
5,962,059
1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000
547,170
2,100,835
0.9x
-
3,756,349
1.3x
5,857,184
1.2x
n/a
8%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
7,356,380
5,678,860
1,479,363
1.0x
-
382,591
1.3x
1,861,954
1.1x
n/a
n/a
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867
943,281
2,073,685
1.2x
-
569,083
1.7x
2,642,768
1.3x
n/a
13%
Energy Select Opportunities II (Feb 2019 / Feb 2024)
3,347,431
2,811,011
91,152
1.0x
-
-
n/a
91,152
1.0x
n/m
n/m
Euro
European Senior Debt Fund (Feb 2015 / Feb 2019)
1,964,689
€
335,732
€
2,082,059
€
1.0x
-
881,841
€
1.5x
2,963,900
€
1.2x
n/a
10%
Total Credit
36,964,363
$
13,771,503
$
13,870,061
$
1.0x
-
22,075,083
$
1.5x
35,945,144
$
1.3x
n/a
12%

Blackstone

Unitholder Distribution
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on pages 30-31, Definitions and Distribution Policy. DE before Certain Payables represents Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries. Per Unit calculations are based on end of period Participating Common Units
(page
23,
Unit
Summary);
actual
distributions
are
paid
to
unitholders
as
of
the
applicable
record
date.
Retained
capital
is
withheld
pro-rata
from
common
and
Blackstone
Holdings
Partnership
unitholders.
Common
unitholders’ share was $47 million for 1Q’19 and $223 million for 1Q’19 LTM.
Generated
$0.44
of
Distributable
Earnings
per
common
unit
during
the
quarter,
bringing
the
LTM
amount
to
$2.20
per
common
unit.
Blackstone
declared
a
quarterly
distribution
of
$0.37
per
common
unit
to
record
holders
as
of
April
29,
2019;
payable
on
May
6,
2019.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
vs. 1Q'18
1Q'18 LTM
1Q'19 LTM
vs. 1Q'18 LTM
Distributable Earnings
502,055
$
700,142
$
769,284
$
722,081
$
537,958
$
7%
3,148,132
$
2,729,465
$
(13)%
Add: Other Payables Attributable
to Common Unitholders
7,028
29,379
22,980
43,345
14,598
108%
98,500
110,302
12%
DE before Certain Payables
509,083
729,521
792,264
765,426
552,556
9%
3,246,632
2,839,767
(13)%
Percent to Common Unitholders
56%
57%
56%
56%
56%
56%
56%
DE before Certain Payables Attributable
to Common Unitholders
285,633
414,071
447,516
429,433
310,832
9%
1,810,252
1,601,852
(12)%
Less: Other Payables Attributable
to Common Unitholders
(7,028)
(29,379)
(22,980)
(43,345)
(14,598)
108%
(98,500)
(110,302)
12%
DE Attributable to Common Unitholders
278,605
384,692
424,536
386,088
296,234
6%
1,711,752
1,491,550
(13)%
DE per Common Unit
0.41
$
0.56
$
0.63
$
0.57
$
0.44
$
7%
2.56
$
2.20
$
(14)%
Less: Retained Capital per Common Unit
(0.06)
$
(0.08)
$
(0.09)
$
(0.09)
$
(0.07)
$
17%
(0.38)
$
(0.33)
$
(13)%
Special Cash Distribution per Common Unit
-
$
0.10
$
0.10
$
0.10
$
-
$
n/m
-
$
0.30
$
n/m
Actual Distribution per Common Unit
0.35
$
0.58
$
0.64
$
0.58
$
0.37
$
6%
2.18
$
2.17
$
(0)%
Record Date
Apr 29, 2019
Payable Date
May 6, 2019

Blackstone

Unit Summary
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Participating Common Units and Participating Partnership Units include both issued and outstanding units and unvested units that participate in distributions.
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
Participating Common Units
676,168,743

682,801,258

678,771,864

672,755,818

674,457,578

Participating Partnership Units
528,967,264

520,175,306

522,898,542

526,370,654

524,504,626

Distributable Earnings Units Outstanding
1,205,136,007
1,202,976,564
1,201,670,406
1,199,126,472
1,198,962,204
Blackstone
repurchased
1.5
million
common
units
in
the
quarter,
resulting
in
Distributable
Earnings
Units
Outstanding
of
1,199
million
units.
•
Over
the
LTM,
Blackstone
repurchased
17.5
million
common
units.
•
Available
authorization
remaining
was
$406
million
at
March
31,
2019.

Reconciliations and Disclosures

Blackstone

Notes on pages 26-27.
Reconciliation of GAAP to Non-GAAP Measures
(Dollars in Thousands)
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
Net Income (Loss) Attributable to The Blackstone Group L.P.
367,872
$
742,042
$
442,742
$
(10,868)
$
481,304
$
1,387,337
$
1,655,220
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
320,208
678,952
360,576
5,253
402,260
1,303,485
1,447,041
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated
Entities
155,499
129,078
143,101
(68,800)
186,833
514,253
390,212
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests
in Consolidated Entities
(1,275)
905
2,569
(4,303)
2,480
10,531
1,651
Net Income (Loss)
842,304
$
1,550,977
$
948,988
$
(78,718)
$
1,072,877
$
3,215,606
$
3,494,124
$
Provision for Taxes
54,495
138,731
26,798
29,366
41,155
740,205
236,050
Income (Loss) Before Provision for Taxes
896,799
$
1,689,708
$
975,786
$
(49,352)
$
1,114,032
$
3,955,811
$
3,730,174
$
Transaction-Related Charges (a)
52,489
(470,078)
79,242
76,431
89,451
(181,021)
(224,954)
Amortization of Intangibles (b)
14,873
14,873
14,856
15,392
16,483
51,826
61,604
Impact of Consolidation (c)
(154,224)
(129,983)
(145,670)
73,103
(189,313)
(524,784)
(391,863)
Unrealized Performance Revenues (d)
(628,339)
(440,424)
(298,931)
806,531
(664,333)
(646,985)
(597,157)
Unrealized Performance Allocations Compensation (e)
254,435
189,991
178,184
(302,868)
287,015
350,696
352,322
Unrealized Principal Investment (Income) Loss (f)
(13,978)
(52,126)
(28,704)
160,659
(139,925)
18,293
(60,096)
Other Revenues (g)
60,894
(94,416)
(9,092)
(46,854)
(13,189)
192,658
(163,551)
Equity-Based Compensation (h)
44,148
34,394
36,576
43,102
66,776
121,344
180,848
Taxes and Related Payables (i)
(25,042)
(41,797)
(32,963)
(54,063)
(29,039)
(189,706)
(157,862)
Distributable Earnings
502,055
$
700,142
$
769,284
$
722,081
$
537,958
$
3,148,132
$
2,729,465
$
Taxes and Related Payables (i)
25,042
41,797
32,963
54,063
29,039
189,706
157,862
Net Interest (Income) Loss (j)
1,853
(2,842)
(9,013)
(11,923)
(5,061)
40,817
(28,839)
Total Segment Distributable Earnings
528,950
$
739,097
$
793,234
$
764,221
$
561,936
$
3,378,655
$
2,858,488
$
Realized Performance Revenues (k)
(278,371)
(477,544)
(572,159)
(483,697)
(246,769)
(2,794,933)
(1,780,169)
Realized Performance Compensation (l)
114,829
172,894
190,773
199,645
85,240
1,038,462
648,552
Realized Principal Investment Income (m)
(28,693)
(94,647)
(65,620)
(47,098)
(25,908)
(261,993)
(233,273)
Fee Related Earnings
336,715
$
339,800
$
346,228
$
433,071
$
374,499
$
1,360,191
$
1,493,598
$
Adjusted EBITDA Reconciliation
Distributable Earnings
502,055
$
700,142
$
769,284
$
722,081
$
537,958
$
3,148,132
$
2,729,465
$
Interest Expense (n)
38,238
38,885
40,923
41,792
41,638
191,626
163,238
Taxes and Related Payables (i)
25,042
41,797
32,963
54,063
29,039
189,706
157,862
Depreciation and Amortization
6,251
5,986
5,681
5,964
5,789
25,263
23,420
Adjusted EBITDA
571,586
$
786,810
$
848,851
$
823,900
$
614,424
$
3,554,727
$
3,073,985
$

Blackstone

Note:
See pages 30-31, Definitions and Distribution Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone's segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration
arrangements,
changes
in
the
balance
of
the
tax
receivable
agreement
resulting
from
a
change
in
tax
law
or
similar
event,
transaction
costs
and
any
gains
or
losses
associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone's segment presentation.  This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone's segment presentation.  This adjustment includes the elimination of
Blackstone’s interest in these funds, the increase to revenue representing the reimbursement of certain expenses by Blackstone Funds, which are presented gross under GAAP but netted
against
Other
Operating
Expenses
in
the
segment
presentation,
and
the
removal
of
amounts
associated
with
the
ownership
of
Blackstone
consolidated
operating
partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges. For the three months ended June 30, 2018, Transaction-Related Charges included
$580.9
million
of
Other
Revenues
received
upon
the
conclusion
of
Blackstone’s
investment
sub-advisory
relationship
with
FS
Investments’
funds.
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
GAAP Other Revenue
(59,317)
$
675,343
$
9,368
$
46,923
$
10,250
$
(188,334)
$
741,884
$
Segment Adjustment
(1,577)
(580,927)
(276)
(69)
2,939
(4,324)
(578,333)
Other Revenues
(60,894)
$
94,416
$
9,092
$
46,854
$
13,189
$
(192,658)
$
163,551
$
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
GAAP Unrealized Performance Allocations
628,089
$
440,351
$
299,238
$
(806,305)
$
663,999
$
647,237
$
597,283
$
Segment Adjustment
250
73
(307)
(226)
334
(252)
(126)
Unrealized Performance Revenues
628,339
$
440,424
$
298,931
$
(806,531)
$
664,333
$
646,985
$
597,157
$
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
GAAP Unrealized Principal Investment Income (Loss)
111,774
$
103,468
$
52,840
$
(218,165)
$
169,044
$
194,567
$
107,187
$
Segment Adjustment
(97,796)
(51,342)
(24,136)
57,506
(29,119)
(212,860)
(47,091)
Unrealized Principal Investment Income (Loss)
13,978
$
52,126
$
28,704
$
(160,659)
$
139,925
$
(18,293)
$
60,096
$
Reconciliation of GAAP to Non-GAAP Measures – Notes

Blackstone

(i)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement.
(k)
This adjustment removes the total segment amounts of Realized Performance Revenues.
(l)
This adjustment removes the total segment amounts of Realized Performance Compensation.
(m)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(n)
This adjustment adds back Interest Expense on a segment basis.
Reconciliation
of
GAAP
Common
Units
Outstanding
to
Distributable
Earnings
Units
Outstanding
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
GAAP Common Units Outstanding
666,812,752

673,544,082

669,411,215

663,212,830

665,331,887

Unvested Participating Common Units
9,355,991

9,257,176

9,360,649

9,542,988

9,125,691

Participating Common Units
676,168,743

682,801,258

678,771,864

672,755,818

674,457,578

Participating Partnership Units
528,967,264

520,175,306

522,898,542

526,370,654

524,504,626

Distributable Earnings Units Outstanding
1,205,136,007
1,202,976,564
1,201,670,406
1,199,126,472
1,198,962,204
Disclosure of Weighted-Average Units Outstanding
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
Total GAAP Weighted-Average Common Units Outstanding - Basic
674,479,140

681,794,492

682,435,177

676,629,572

674,507,698

Weighted-Average Unvested Deferred Restricted Common Units
198,934

216,118

230,759

-

207,752

Weighted-Average Blackstone Holdings Partnership Units
535,895,780

-

523,212,047

-

525,764,790

Total GAAP Weighted-Average Units Outstanding - Diluted
1,210,573,854
682,010,610

1,205,877,983
676,629,572

1,200,480,240
(j)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
Taxes
18,228
$
20,026
$
12,793
$
38,975
$
15,344
$
100,954
$
87,138
$
Related Payables
6,814

21,771

20,170

15,088

13,695

88,752

70,724

Taxes and Related Payables
25,042
$
41,797
$
32,963
$
54,063
$
29,039
$
189,706
$
157,862
$
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
GAAP Interest and Dividend Revenue
35,385
$
40,073
$
48,604
$
47,885
$
44,084
$
146,586
$
180,646
$
Segment Adjustment
1,000
1,654
1,332
5,830
2,615
4,223
11,431
Interest and Dividend Revenue
36,385
$
41,727
$
49,936
$
53,715
$
46,699
$
150,809
$
192,077
$
GAAP Interest Expense
38,671
$
39,320
$
41,355
$
44,644
$
42,002
$
195,911
$
167,321
$
Segment Adjustment
(433)
(435)
(432)
(2,852)
(364)
(4,285)
(4,083)
Interest Expense
38,238
$
38,885
$
40,923
$
41,792
$
41,638
$
191,626
$
163,238
$
Net Interest Income (Loss)
(1,853)
$
2,842
$
9,013
$
11,923
$
5,061
$
(40,817)
$
28,839
$
Reconciliation of GAAP to Non-GAAP Measures – Notes Continued

Blackstone

Reconciliation of GAAP to Total Segment Measures
(Dollars in Thousands)
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
Management and Advisory Fees, Net
GAAP
728,849
$
721,384
$
780,009
$
797,554
$
809,726
$
2,834,687
$
3,108,673
$
Segment Adjustment (a)
7,195
1,610
(790)
641
4,336
22,567
5,797
Total Segment
736,044
$
722,994
$
779,219
$
798,195
$
814,062
$
2,857,254
$
3,114,470
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
12,566
19,378
9,799
15,797
12,132
208,569
57,106
Investment Income -
Realized Performance Allocations
269,640
503,376
592,103
511,388
242,375
2,729,546
1,849,242
GAAP
282,206
$
522,754
$
601,902
$
527,185
$
254,507
$
2,938,115
$
1,906,348
$
Total Segment
Less: Realized Performance Revenues
(278,371)
(477,544)
(572,159)
(483,697)
(246,769)
(2,794,933)
(1,780,169)
Segment Adjustment (b)
2
305
556
697
41
2,886
1,599
Total Segment
3,837
$
45,515
$
30,299
$
44,185
$
7,779
$
146,068
$
127,778
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
389,403
427,479
419,285
373,790
471,397
1,480,299
1,691,951
Incentive Fees Compensation
6,662
9,743
7,251
10,260
5,406
89,476
32,660
Realized Performance Allocations Compensation
112,062
186,398
200,442
212,174
86,395
1,027,549
685,409
GAAP
508,127
$
623,620
$
626,978
$
596,224
$
563,198
$
2,597,324
$
2,410,020
$
Total Segment
Less: Realized Performance Compensation
(114,829)
(172,894)
(190,773)
(199,645)
(85,240)
(1,038,462)
(648,552)
Less: Equity-Based Compensation -
Operating Compensation
(40,248)
(31,483)
(33,514)
(39,968)
(63,708)
(107,008)
(168,673)
Less: Equity-Based Compensation -
Performance Compensation
(3,900)
(2,911)
(3,062)
(3,134)
(3,068)
(14,336)
(12,175)
Segment Adjustment (c)
(53,076)
(110,089)
(65,084)
(74,193)
(87,151)
(229,883)
(336,517)
Total Segment
296,074
$
306,243
$
334,545
$
279,284
$
324,031
$
1,207,635
$
1,244,103
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
126,713
$
145,828
$
168,813
$
153,519
$
146,062
$
505,909
$
614,222
$
Segment Adjustment (d)
(19,621)
(23,362)
(40,068)
(23,494)
(22,751)
(70,413)
(109,675)
Total Segment
107,092
$
122,466
$
128,745
$
130,025
$
123,311
$
435,496
$
504,547
$
Realized Performance Revenues
GAAP
Incentive Fees
12,566
19,378
9,799
15,797
12,132
208,569
57,106
Investment Income -
Realized Performance Allocations
269,640
503,376
592,103
511,388
242,375
2,729,546
1,849,242
GAAP
282,206
$
522,754
$
601,902
$
527,185
$
254,507
$
2,938,115
$
1,906,348
$
Total Segment
Less: Fee Related Performance Revenues
(3,837)
(45,515)
(30,299)
(44,185)
(7,779)
(146,068)
(127,778)
Segment Adjustment (b)
2
305
556
697
41
2,886
1,599
Total Segment
278,371
$
477,544
$
572,159
$
483,697
$
246,769
$
2,794,933
$
1,780,169
$

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations
(page 1).  Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the Total
Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the Total Segment measures.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation,
and
(2)
the
removal
of
amounts
associated
with
the
ownership
of
Blackstone
consolidated
operating
partnerships
held
by
non-controlling
interests.
(f)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
(Dollars in Thousands)
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
1Q'18 LTM
1Q'19 LTM
Realized Performance Compensation
GAAP
Incentive Fee Compensation
6,662
$
9,743
$
7,251
$
10,260
$
5,406
$
89,476
$
32,660
$
Realized Performance Allocations Compensation
112,062
186,398
200,442
212,174
86,395
1,027,549
685,409
GAAP
118,724
$
196,141
$
207,693
$
222,434
$
91,801
$
1,117,025
$
718,069
$
Total Segment
Less: Fee Related Performance Compensation
5
(20,336)
(13,858)
(19,655)
(3,493)
(64,227)
(57,342)
Less: Equity-Based Compensation -
Performance Compensation
(3,900)
(2,911)
(3,062)
(3,134)
(3,068)
(14,336)
(12,175)
Total Segment
114,829
$
172,894
$
190,773
$
199,645
$
85,240
$
1,038,462
$
648,552
$
Realized Principal Investment Income
GAAP
42,145
$
129,197
$
134,619
$
109,901
$
73,261
$
426,570
$
446,978
$
Segment Adjustment (e)
(13,452)
(34,550)
(68,999)
(62,803)
(47,353)
(164,577)
(213,705)
Total Segment
28,693
$
94,647
$
65,620
$
47,098
$
25,908
$
261,993
$
233,273
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income
GAAP
Interest and Dividend Revenue
35,385
40,073
48,604
47,885
44,084
146,586
180,646
Interest Expense
(38,671)
(39,320)
(41,355)
(44,644)
(42,002)
(195,911)
(167,321)
GAAP
(3,286)
$
753
$
7,249
$
3,241
$
2,082
$
(49,325)
$
13,325
$
Segment Adjustment (f)
1,433
2,089
1,764
8,682
2,979
8,508
15,514
Total Segment
(1,853)
$
2,842
$
9,013
$
11,923
$
5,061
$
(40,817)
$
28,839
$

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance
across
Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations
for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in
Blackstone’s consolidated Operating Partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for
Taxes.
o
Net Realizations
is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues (which refers to
Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance
Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).
o
Total Segment Revenues
and Segment Revenues
represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance
Revenues and Realized Principal Investment Income.
•
Distributable
Earnings,
or “DE”, is derived from Blackstone’s segment reported results, and is used to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment
DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Net Interest Income (Loss)
is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
o
Taxes
and
Related
Payables
represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes excluding the tax impact of any divestitures and including the Payable under the Tax Receivable Agreement.
•
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on
a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee
Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Fee Related Compensation
is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to
Management and Advisory Fees, Net and Fee Related Performance Revenues.
o
Fee
Related
Performance
Revenues
refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.
o
Fee
Related
Performance
Compensation
is
included
in
Fee
Related
Compensation
on
a
segment
basis
and
refers
to
compensation
expense
directly
related
to
Fee Related Performance Revenues.
o
Perpetual Capital
refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows.
Includes co-investment capital with an investor right to convert into Perpetual Capital.

Blackstone

Definitions
and
Distribution
Policy
–
Continued
•
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived
from
Blackstone’s
segment
results
and
may
be
used
to
assess
its
ability
to
service
its
borrowings.
Adjusted
EBITDA
represents
Distributable
Earnings
plus
the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
•
Performance Revenues
collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.
•
Performance Compensation
collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.
•
Transaction-Related
Charges
arise from
corporate
actions
including
acquisitions,
divestitures,
and
Blackstone’s
initial
public
offering.
They
consist
primarily
of
equity-based
compensation
charges,
gains
and
losses
on
contingent
consideration
arrangements,
changes
in
the
balance
of
the
tax
receivable
agreement
resulting
from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.
Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual
Report on Form 10-K for the fiscal year ended December 31, 2018, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.